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                                                                    Exhibit 99.2




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with Amendment No. 2 of the Annual Report on Form 10-K/A of NPS Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morgan R. Brown, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:  June 11, 2003        /s/  Morgan R. Brown
                                     -------------------------------------------
                                          Morgan R. Brown
                                          Principal Financial Officer


         A signed original of the written statement above required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.